UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 31, 2006

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-14257                     58-1729436
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


          2401 MERCED STREET, SAN LEANDRO, CALIFORNIA             94577
           (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 31, 2006, the Board of Directors of Alpha Innotech Corp. (the "Company") approved a stock option grant for each non-employee director of 10,000 shares of Common Stock of the Company at the exercise price of $0.95 per share to vest monthly beginning on October 31, 2006 for so long as such director continues to serve on the Board of Directors of the Company, to be fully vested October 31, 2007.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 31, 2006, the Company issued a press release announcing its earnings for the fiscal quarter ended September 30, 2006, the text of which is attached hereto as Exhibit 99.1.

         The information in this Item 2.02 of the Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Item 2.02 of the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 31, 2006, John Hodgman notified the Company of his decision to resign from the Board of Directors and the Audit Committee of the Board of Directors, effective immediately.

         Effective October 31, 2006, Mr. Ron Bissinger, the Company's Chief Executive Officer and Chief Financial Officer was elected to the Company's Board of Directors to serve until the Company's 2007 annual meeting of stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1 Press Release dated October 31, 2006 announcing earnings for the fiscal quarter ended September 30, 2006


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ALPHA INNOTECH CORP.



Date:    November 2, 2006                  By:      /S/ RON BISSINGER
                                               ---------------------------------
                                                    Ron Bissinger
                                                    Chief Executive Officer and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

99.1 Press Release dated October 31, 2006 announcing earnings for the fiscal quarter ended September 30, 2006


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